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                                                                 Exhibit 10.1

PURCHASE AND SALE AGREEMENT



THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of this 16th day of October, 1998 (the "Agreement Date"), by and between Phase Metrics, Inc., a Delaware corporation (the "Seller"), and Legacy Partners Commercial, Inc., a Texas Corporation (the "Purchaser"), with reference to the following facts.

RECITALS

         A. Seller is the owner of that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road in the City of San Diego, State of California, consisting of approximately 9.22 acres, as legally described in Exhibit A attached hereto and made a part hereof (the "Land") together with all
(i) improvements and fixtures, including, but not limited to, those three (3) certain office buildings containing a total of approximately 122,172 square feet of building rentable area (collectively, the "Improvements"), and (ii) warranties, guaranties, easements, appurtenances, rights and privileges belonging thereto. The Land, the Improvements and the interests described in
(ii) above, are collectively referred to herein as the "Property."

         B. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the Property, in accordance with the terms and provisions hereinafter contained in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Sale of the Property. Seller shall sell to Purchaser and Purchaser shall buy from Seller the Property at the Closing (defined in Section 5), on the terms and conditions contained herein.

         2. Deposit. Within two (2) business days after the Agreement Date, Purchaser shall place on deposit into the escrow account (the "Escrow Account") to be opened with Fidelity National Title Company ("Escrow Holder" or "Title Company"), located at 1300 Dove Street, Suite 310, Newport Beach, California 92660, Attention: Ms. Patty Beverly, Telephone Number: (949)622-4993, the amount of Two Hundred and Fifty Thousand Dollars ($250,000.00) as a deposit (the "Deposit"). The Escrow Holder shall cause the Deposit to be placed into an interest bearing bank account acceptable to Purchaser. Until the Closing, all interest earned thereon shall accrue to Purchaser. During the Conditions Period, the Escrow Holder shall hold the Deposit as Trustee for Purchaser. Except as set forth Section in 4.3, the Deposit shall be fully refundable to Purchaser until the earlier of (a) the removal or waiver by Purchaser of all Pre-Closing Conditions (defined below), or (b) the expiration of the Conditions Period (defined below in Section 4.1).

         3. Purchase Price. The purchase price for the Property shall be Thirteen Million Four Hundred Thousand Dollars ($13,400,000.00) payable in cash at the Closing (defined below), adjusted for prorations in accordance with the provisions of Section 7 below (the "Purchase Price"). At Purchaser's sole election, to be exercised in writing prior to the Closing and subject to Section 6 (Liquidated Damages), the Deposit and/or all interest earned on the Deposit shall either be returned to Purchaser or applied to the Purchase Price at the Closing.

         4. Conditions to Purchaser's Obligations. The following conditions are conditions precedent to Purchaser's obligation to purchase the Property:

                  4.1 Pre-Closing Conditions. Purchaser's obligations under this Agreement shall be subject to the satisfaction of or waiver by Purchaser in writing, in its sole and absolute discretion, on or


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before the expiration of thirty (30) days after the Agreement Date (the
"Conditions Period") of the matters referred to in this Section 4.1 (collectively, the "Pre-Closing Conditions") and Purchaser's failure to approve or disapprove of any Pre-Closing Condition before the expiration of the Conditions Period shall be deemed disapproval of such Pre-Closing Condition:

                           4.1.1 Title. Within five (5) days following the
Agreement Date, Seller shall cause to be issued and delivered to Purchaser a preliminary title report for the Property, together with all documents evidencing exceptions to title referred to therein (the "Title Report") issued by the Title Company. Purchaser shall have until ten (10) business days after delivery of the Title Report) to either approve the exceptions contained therein, or to notify Seller in writing, specifying any exceptions to which Purchaser objects (the "Title Objection Notice"). Seller shall have three (3) days after Seller's receipt of the Title Objection Notice to remove, or agree to remove prior to the expiration of the Conditions Period, those exceptions to which Purchaser has objected, and to inform Purchaser of the same. Failure by Seller to remove, or agree to remove prior to the expiration of the Conditions Period, all of the specified exceptions within the specified period shall be deemed to be a failure of this condition, unless Purchaser withdraws its objections in writing prior to the expiration of the Conditions Period.

                           4.1.2 Environmental Investigations. Within three (3)
business days following the Agreement Date, Seller shall deliver to Purchaser true and complete copies of any environmental site assessment reports and similar information and data with respect to an evaluation of the presence (or potential therefor), use or historical uses of hazardous or toxic wastes, materials or substances, including, without limitation, petroleum hydrocarbons or its by-products (as said terms are defined in any applicable federal, state or local laws or ordinances and implementing regulations or guidelines) (collectively, "Hazardous Materials") in, on or under any portion of the Property which are in Seller's actual possession. Purchaser and its agents shall have the right to enter upon the Property at all reasonable times to make and perform such additional environmental evaluations, inspections and investigations of the Property as Purchaser may desire and make inquiry of any persons in possession or occupancy (collectively, the "Environmental Investigations"). Purchaser agrees to indemnify, defend and hold Seller harmless against any and all claims for bodily injury, property damage and mechanics' liens arising out of any actions of Purchaser or its agents or representatives on the Property in the course of such activities; provided, however, any such indemnity and defense will not include any claims or damages relating to the negligence or willful misconduct of Seller, any pre-existing conditions and the effects of the discovery of the presence of any Hazardous Materials. The indemnity contained herein shall survive the Closing hereunder or the termination of this Agreement, as the case may be, for a period of one (1) year.

                           4.1.3 Pending Litigation. Within three (3) business
days following the Agreement Date, Seller shall deliver to Purchaser a true and complete copy of a schedule of all pending or threatened litigation or governmental proceedings or enforcement actions relating to or affecting any of the Property and known to Seller, whether or not Seller is a party thereto.

                           4.1.4 Contracts and Other Agreements. Within three
(3) business days following the Agreement Date, Seller shall deliver to Purchaser a true and complete copy of all service contracts, maintenance contracts, improvement contracts, license agreements, agreements of any nature whatsoever affecting the Property, warranties, soils reports, insurance policies, and other contracts or documents affecting the Property or its operation that Seller has in its possession (collectively, the "Contracts"). Purchaser shall have until two (2) business days prior to the expiration of the Conditions Period to either approve of any such Contracts, or to notify Seller in writing, specifying any Contracts which Purchaser desires be terminated on or before the Closing (the "Disapproved Contracts"). Seller shall have until one
(1) business day prior to the expiration of the Conditions Period to agree to lawfully terminate such Disapproved Contracts prior to the Closing, with such Disapproved Contracts being terminated effective on or before the Closing. Those Contracts specifically approved by Purchaser (the "Approved Contracts") shall be assigned by Seller and Seller shall assign its right, title and interest under the Approved Contracts to Purchaser at the Closing pursuant to the Assignment and Assumption of Contracts, Warranties and Permits in substantially the form attached hereto as Exhibit B, and made a part


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hereof ("Assignment"). Failure by Seller to agree to so terminate the
Disapproved Contracts within the specified period shall be deemed to be a failure of this condition and this Agreement shall automatically be terminated at no cost to Purchaser or Seller, unless Purchaser withdraws its disapproval or rejection in writing prior to the expiration of the Conditions Period.

                           4.1.5 Income and Expense Statements; and Property Tax
Bills. Within three (3) business days following the Agreement Date, Seller shall deliver to Purchaser a true and complete copy of property tax bills for the current year and for 1997.

                           4.1.6 Reports and Survey. Within three (3) business
days following the Agreement Date, Seller shall deliver to Purchaser a true and complete copy of any ALTA Survey which Seller has in its possession and a true and complete copy of all engineer's reports and/or plans with respect to the mechanical, electrical, and other physical characteristics of the Property (including without limitation the roof of the building), and copies of any and all reports or studies prepared by Seller or Seller's representatives, or by any third party pursuant to a contract with Seller or Seller's representatives, relating to the physical condition of the Property (including without limitation, as to the Americans with Disabilities Act (the "ADA") a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, and any amendments thereof), and any other such reports or studies by whomsoever prepared that are in Seller's possession.

                           4.1.7 Permits and Approvals. Within three (3)
business days following the Agreement Date, to the extent in Seller's possession, Seller shall deliver to Purchaser a true and complete

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copy of all certificates of compliance, governmental permits and approvals obtained or held by Seller, or required to be obtained by Seller, and relating to the construction, operation, use or occupancy of any part of the Property. Seller shall assign all of its right, title and interest, to the extent assignable, under the approvals and permits to Purchaser at the Closing pursuant to the Assignment.

                           4.1.8 Plans and Warranties; and Insurance
Information. Within three (3) business days following the Agreement Date, Seller shall deliver to Purchaser a true and complete copy of (i) a list of all claims for more than $3,000.00 reported, filed or otherwise made under or against any and all insurance policies for the Property, and (ii) any and all plans, specifications, drawings and similar documents, and all guaranties and warranties relating to the Property in the possession of Seller, including, but not limited to, all as-built architectural, and civil and structural engineering drawings, and all other as-built drawings or plans prepared for all improvements constructed or to be constructed on or in the Property or otherwise relating to the Property (such drawings and plans should be stamped or sealed by the appropriate consultant). Seller shall assign all of its right, title and interest under any warranties, guaranties and plans to Purchaser at the Closing pursuant to the Assignment.

                           4.1.9 Economic Viability. Purchaser's determination,
in its sole and absolute discretion, of the economic viability of this purchase of the Property for Purchaser's intended use prior to the expiration of the Conditions Period.

                           4.1.10 Seller Lease. Purchaser and Seller shall have
agreed upon all of the terms and conditions of a lease for approximately 38,000 to 43,000 square feet at 10260 and 10220 Sorrento Valley Road of the Property ("Seller Lease"). Purchaser and Seller hereby covenant and agree to use diligent efforts and to negotiate in good faith to agree upon the final form of the Seller Lease as soon as possible after the Agreement Date.

                  4.2 Closing Conditions. Following the expiration of the Conditions Period, Purchaser's obligation to consummate the purchase of the Property shall be subject to the satisfaction of the following conditions (collectively, the "Closing Conditions"):

                           4.2.1 Representations and Warranties. All of Seller's
representations and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the date of Closing.

                           4.2.2 Condition of Property. The physical condition
of the Property shall be substantially the same on the day of Closing as on the date of the execution of this Agreement, including, without limitation, the Property being free from any Hazardous Materials, reasonable wear and tear and (subject to Section 12 below) loss by casualty excepted, and, as of the date of Closing, there shall be no litigation or administrative agency or other governmental proceeding, pending or threatened, against Seller or the Property.

                           4.2.3 Termination of Disapproved Instruments. Seller
lawfully terminating, or causing the lawful termination of, any and all Disapproved Contracts and any other written agreements affecting the Property required by Purchaser to be terminated with an effective date of termination being on or before the Closing, no later than three (3) business days prior to the Closing.

                           4.2.4 Delivery of Closing Documents. Seller
delivering to Purchaser all documents required for Closing hereunder, including, without limitation, the documents and instruments set forth in Section 5.4 below and the Seller Lease.

                           4.2.5 Delivery of Title Policy. At the Closing the
Title Company shall be irrevocably committed to issue to Purchaser the ALTA Title Policy.

                  4.3 Failure of Conditions. In the event that any or all of the Pre-Closing Conditions are not satisfied or otherwise waived by Purchaser prior to expiration of the Conditions Period in writing, then


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Purchaser may terminate this Agreement by delivering written notice thereof to
Seller on or before the expiration of the Conditions Period; provided, if Purchaser fails to deliver any such written notice, this Agreement shall be deemed automatically terminated and of no further force or effect. If Purchaser so elects to terminate this Agreement or this Agreement is automatically terminated, the Deposit and all interest earned thereon shall promptly be returned to Purchaser and Purchaser shall not have any further liability or obligation to Seller hereunder. If Purchaser does not elect to terminate this Agreement due to a failure of any of the Pre-Closing Conditions and notifies Seller in writing that it intends to proceed with the purchase of the Property prior to the expiration of the Conditions Period, subject to the terms and provisions of this Agreement, the Deposit shall become non-refundable to Purchaser and the Deposit shall be held in escrow for Seller's benefit, however, all interest earned thereon after the expiration of the Conditions Period shall be for the Purchaser's benefit. If Purchaser elects to terminate the Agreement, Purchaser shall not have any further liability or obligation hereunder, except with respect to the inspection

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indemnity referred to in Section 4.1.2 above. Failure by Purchaser to notify
Seller of the satisfaction or waiver by Purchaser of any of the contingencies set forth herein shall be deemed disapproval by Purchaser of such matters. The foregoing conditions contained in this Section 4 are intended solely for the benefit of Purchaser. If any of the foregoing conditions are not satisfied, Purchaser shall have the right at its sole election either to waive the condition in question and proceed with the purchase or, in the alternative, terminate this Agreement or pursue all rights and remedies available to Purchaser under this Agreement. After the expiration of the Conditions Period and provided this Agreement has not already been terminated (or been deemed terminated) at or prior to the expiration of the Conditions Period, the Deposit shall be non-refundable to Purchaser subject to (i) the satisfaction or waiver by Purchaser of all of the Closing Conditions, (ii) the provisions of Section 12 below, and (iii) Seller not being in default of any of the provisions of this Agreement.

         5. Closing and Escrow.

                  5.1 Escrow Instructions. Upon execution of this Agreement, the parties hereto shall deposit a copy of an executed counterpart of this Agreement with Escrow Holder and this instrument shall serve as the instructions to Escrow Holder for consummation of the purchase and sale contemplated hereby. Seller and Purchaser agree to execute such additional and supplementary escrow instructions as may be appropriate to enable the Escrow Holder to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control.

                  5.2 Date of Closing. Unless otherwise agreed to in writing by the parties, escrow shall close on or before the tenth (10th) day following the expiration of the Conditions Period (the "Closing Date"). Such date may not be extended without the prior written approval of both Seller and Purchaser.

                  5.3 Conveyance. At Closing, Seller shall convey to Purchaser insurable and marketable fee simple title to the Property by means of a duly executed and acknowledged grant deed in the form of Exhibit C attached hereto and made a part hereof (the "Grant Deed"). Evidence of delivery of insurable fee simple title shall be the issuance by Title Company of an ALTA Owner's Policy of Title Insurance (Form B, rev. 10/17/70) in an amount not less than the Purchase Price insuring fee simple title to the Property in Purchaser, subject only to such exceptions as Purchaser shall have expressly approved pursuant to Section
4.1.1 above, general real estate taxes and assessments for the then applicable tax fiscal year in which the Closing occurs, general real estate taxes and assessments for subsequent years not yet due and payable and the Seller Lease (the "Title Policy"). Said policy shall provide full coverage against mechanics' or materialmen's liens arising out of the construction, repair or alteration of any of the Improvements or any tenant improvements and shall contain such special endorsements as Purchaser may reasonably require. The Closing shall mean the date that the Grant Deed is recorded in the official records of San Diego County and possession of the Property is delivered to Purchaser. Title shall be free and clear of all liens, encumbrances, easements and restrictions except those expressly accepted by Purchaser. Seller hereby covenants and agrees that from and after the Agreement Date, Seller shall not sell, assign, encumber or create any right, title or interest in the Property, or any part thereof, or permit to exist, any lien, encumbrance or charge thereon, without the prior written consent of Purchaser. Notwithstanding anything to the contrary contained herein, Seller shall remove or cause to be removed by the Closing any and all monetary liens or encumbrances affecting the Property other than current taxes and assessments for which a lien is not yet due or payable.

                  5.4 Closing Documents. At or before the Closing, Seller shall deliver to Purchaser all of the following documents:

                           5.4.1 The duly executed and acknowledged Grant Deed;

                           5.4.2 To the extent available originals, or if
originals are not available certified by Seller as true and complete copies, of all Approved Contracts and any other agreements to be continued


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by Purchaser after the Closing, and any warranties or guaranties received by
Seller from any contractors, subcontractors, suppliers or materialmen in connection with any construction, repairs or alterations of any tenant improvements;

                           5.4.3 A duly executed Assignment and all appropriate
consents thereto, for the Approved Contracts, any other agreements to be continued by Purchaser after Closing, and originals (or copies if originals are not available) of all licenses, permits, approvals, entitlements, plans, specifications, reports and any other documents in Seller's possession;

                           5.4.4 Copies of all governmental approvals, permits,
certificates of compliance, building permits and certificates of occupancy for the Property, including, without limitation, the Improvements and all tenant occupied space included within the Improvements which are in Seller's possession;

                           5.4.5 An affidavit in form reasonably acceptable to
Purchaser certifying that Seller is not a "foreign person" within the meaning of
Section 1445(e)(3) of the Internal Revenue Code of 1986, as amended, and a California 590-RE/597 form (as applicable);

                           5.4.6 Such corporate resolutions and/or agreements
relating to Seller as shall be reasonably required in connection with this transaction;

                           5.4.7 Seller shall cause the delivery to Purchaser of
the Title Policy;

                           5.4.8 Any other documents, instruments, records,
correspondence or agreements called for hereunder which have not previously been delivered; and

                           5.4.9 Four (4) originals of the Seller Lease, duly
executed by the Seller.

                  5.5 Seller and Purchaser shall each deposit such other instruments as are reasonably required by the Escrow Holder, the Title Company or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

         6. LIQUIDATED DAMAGES.

6.1 PURCHASER'S DEFAULT. IN THE EVENT PURCHASER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS CONTEMPLATED HEREIN FOR ANY REASON WHATSOEVER RELATED TO THE FAILURE BY PURCHASER TO PERFORM ITS OBLIGATIONS HEREUNDER, PURCHASER AND SELLER HEREBY AGREE THAT THE DEPOSIT (INCLUDING ALL INTEREST EARNED THEREON) SHALL BE PAID TO AND RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT OR OTHER FAILURE HEREUNDER BY PURCHASER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE AMOUNT OF THE DEPOSIT (INCLUDING INTEREST EARNED THEREON) HAS BEEN AGREED UPON, AFTER NEGOTIATION AND TAKING INTO CONSIDERATION ALL CIRCUMSTANCES EXISTING AS OF THE AGREEMENT DATE, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AS WELL AS THE RELATIONSHIP OF THE SUM TO THE RANGE OF HARM TO SELLER THAT COULD BE ANTICIPATED AND SUCH SUM SHALL BE PAID TO AND RETAINED BY SELLER AS SELLER'S SOLE AND EXCLUSIVE REMEDY AGAINST PURCHASER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT OR OTHER FAILURE BY PURCHASER UNDER THIS AGREEMENT ON THE PART OF PURCHASER. IN PLACING THEIR INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE


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CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS
MADE.

     INITIALS:         SELLER ___________              PURCHASER ___________

                  6.2 SELLER'S DEFAULT. If Seller fails to complete the sale of the Property as provided in this Agreement by reason of any default of Seller, Purchaser shall be released from its obligation to purchase the Property from Seller, and Purchaser may either (i) proceed against Seller by bringing an action for specific performance (including the filing of a lis pendens) under this Agreement without any right to seek damages, or (ii) terminate this Agreement in which event the Deposit shall be returned to Purchaser without the necessity of delivering to Seller the Due Diligence Materials and Seller shall pay all escrow cancellation fees and charges. Purchaser and Seller hereby acknowledge and agree that it would be impractical and/or extremely difficult to fix or establish the actual damages sustained by Purchaser as a result of such default by Seller, and agree that the remedy set forth in (ii) above is a reasonable approximation thereof. Accordingly, in the event that Seller breaches this Agreement by defaulting in the completion of the sale, and Purchaser elects not to exercise the remedy set forth in (i) above but instead elects the remedy set forth in (ii) above, such sums shall constitute and be deemed to be the agreed and liquidated damages of Purchaser which is not intended to be a forfeiture or penalty, but is intended to constitute liquidated damages to Purchaser pursuant to California Civil Code Sections 1671, 1676 and 1677.

         Seller's Initials ____                        Purchaser's Initials ____


         7. Prorations. At Closing, real property taxes and assessments, water, sewer and utility charges and amounts payable under the Approved Contracts (calculated on the basis of the period covered), and other expenses normal to the operation and maintenance of the Property shall be prorated as of midnight on the day before the Closing Date on the basis of a 360-day year (i.e. 30 day months). Notwithstanding any other provision of this Agreement to the contrary, if Purchaser shall become liable after the Closing for payment of any property taxes, supplemental or otherwise, assessed against the Property for any period of time prior to the Closing Date, Seller shall immediately pay to Purchaser on demand an amount equal to such tax assessment.

         8. Closing Costs. All costs associated with the transfer of title to the Property and the associated escrow shall be in accordance with the customary practices in San Diego County except as otherwise expressly set forth herein. Seller shall pay the applicable city transfer taxes (if any), the documentary county transfer taxes, one-half of the escrow fees, any sales taxes, and the recording costs with respect to the Grant Deed and to remove liens, encumbrances, title exceptions and survey matters in accordance with the provisions of this Agreement. Purchaser shall pay one-half of the escrow fees, and the recording costs for any instruments it desires to be recorded. At Closing, Purchaser may obtain from the Title Company a CLTA Owner's Policy of Title Insurance in the aggregate amount of the Purchase Price plus the amount equal to all costs and expenses reimbursed or paid to Seller pursuant to this Agreement, insuring fee simple title to the Property in Purchaser, subject to only those exceptions expressly approved by Purchaser in accordance with the provisions of Section 4.1.1, general real estate taxes and assessments for the then applicable tax fiscal year in which the Closing occurs and general real estate taxes and assessments for subsequent years not yet due and payable (the "CLTA Title Policy"). Purchaser may elect to cause the Title Company to issue an ALTA Owner's Policy of Title Insurance (Form B, rev. 10/17/70) and if Purchaser so elects, Purchaser shall provide the Title Company with an updated ALTA Survey of the Property, at its sole cost and expense (the "ALTA Policy"). Said title insurance policy shall provide full coverage against mechanics' or materialmen's liens arising out of the construction, repair or alteration of any of the improvements and shall contain such special endorsements as Purchaser may require. Seller shall pay the premium charged for the CLTA Title Policy (excluding endorsements except for those endorsements required by the Title Company to be obtained in order to cause the removal from title of objectionable title and/or survey matters which Seller has agreed to remove in accordance with the


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provisions of Sections 4.1.1 and 5.3 above) and Purchaser shall pay for any incremental premiums or other charges related to the ALTA Policy (including endorsements).

         9. Broker and Brokerage Commission. Seller and Purchaser respectively represent that there are no brokers or other intermediaries entitled to receive brokerage commissions or fees or other compensation out of or with respect to the sale of the Property except for Colliers International ("Broker"). At Closing, Seller shall pay to the Broker a brokerage commission in accordance with an agreement by and between the Broker and Seller. Seller shall indemnify, defend and save and hold Purchaser harmless from and against all claims, suits, damages and costs incurred or resulting from the claim of any person, except the Broker (payment of the Broker being Seller's responsibility), that a commission, fee or remuneration is due in connection with this transaction if such claim shall be based upon any statement or agreement alleged to have been made by Seller. Purchaser shall indemnify, defend and save and hold Seller harmless from and against all claims, suits, damages and costs incurred or resulting from the claim of any person, except the Broker (payment of the Broker being Seller's responsibility), that a commission, fee or remuneration is due in connection with this transaction if such claim shall be based upon any statement or agreement alleged to have been made by Purchaser. Seller and Purchaser hereby acknowledge and agree that the Broker represents only the Seller in connection with this transaction.

         10. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that, as of the date hereof, the following are true and correct and shall be deemed remade as of the date of the Closing:

                  10.1 To Seller's actual knowledge, there are no material physical defects of the Property or any off-site improvements and to the best of Seller's knowledge, all such items are in good operating condition and repair and in compliance with all applicable governmental laws or regulations.

                  10.2 To Seller's actual knowledge, the use and operation of the Property are in compliance with applicable building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations.

                  10.3 The certificates of occupancy and all other books and records relating to the Property and all other contracts or documents delivered to Purchaser by Seller pursuant to this Agreement or in connection with the execution hereof are true and correct copies, and are in full force and effect, without default by (or notice of default to) any party.

                  10.4 Seller has not received written notice of any condemnation, environmental, zoning or other land use regulation proceedings nor has Seller received notice of any special assessment proceedings affecting the Property.

                  10.5 All water, sewer, gas, electric and telephone facilities are installed to the property lines of the Land, are all connected and are adequate to service the Property.

                  10.6 There is no litigation pending or, to Seller's actual knowledge threatened, against the Property or against Seller that might adversely affect the ability of Seller to perform its obligations under this Agreement.

                  10.7 Seller is a Delaware corporation validly existing, and in good standing under the laws of the States of California and Delaware; this Agreement and all documents executed by Seller which are to be delivered to Purchaser at the Closing are or at the time of Closing will be duly authorized, executed, and delivered by Seller, are or at the time of Closing will be legal, valid, and binding obligations of Seller, are and at the time of Closing will be sufficient to convey title (if they purport to do so), and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject. Seller hereby further represents and warrants


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that the parties signing this Agreement on behalf of Seller have full power and authority to do so and to fully bind Seller hereunder.

                  10.8 At the time of Closing, except for the Approved Contracts, there will be no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' or materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing.

                  10.9 There are no leases, occupancy agreements or subleases of any portion of the Property, except, after Closing, the Seller Lease and there is no personal property at the Property used in the ownership, management and/or maintenance of the Property.

                  10.10 Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code, as amended.

                  10.11 To Seller's actual knowledge, there are no Hazardous Materials (defined below) which are now or have been located on or within any portion of the Property which are in violation of any applicable federal, state or local laws or ordinances and implementing regulations or guidelines as in effect as of the Agreement Date or as of the date of the Closing; there are and have been no enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state or local laws or ordinances relating to any Hazardous Materials and affecting the Property; there are and have been no claims made or threatened by any third party against Seller or the Property relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials; there are no underground storage tanks located on the Property, whether now or formerly used for the storage or containment of any Hazardous Materials, including any petroleum products or by-products; and the Property does not contain or include any asbestos or asbestos containing materials or any petroleum or petroleum by-products. "Hazardous Materials" means any hazardous, toxic or dangerous waste, substance or material, pollutant or contaminant, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended ("CERCLA"), or the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), as amended, or any other federal, state or local law, ordinance, rule or regulation applicable to the Property, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, or any substance which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphyenyls (PCBs), or radon gas, urea formaldehyde, asbestos or lead.

         11. Possession. Possession of the Property shall be delivered to Purchaser on the Closing Date, provided, however, that prior to Closing, and subject to Purchaser's indemnity provided in Section 4.1.2 above, Seller shall afford authorized representatives of Purchaser reasonable access to the Property for the purposes of satisfying Purchaser with respect to the representations, warranties, and covenants of Seller contained herein and with respect to satisfaction of any conditions precedent to the Closing contained herein.

         12. Maintenance of the Property; Casualty and Condemnation. Between the Agreement Date and the Closing, Seller shall maintain the Property in good order, condition and repair, and at least in substantially the same manner as at present, reasonable wear and tear excepted, shall perform all work required to be done under the terms of any agreement affecting the Property, shall comply with all laws and recorded restrictions and agreements affecting the Property, and shall make all repairs, maintenance and replacements of the Improvements and any personal property and otherwise operate the Property in the same manner as before the making of this Agreement, the same as though Seller were retaining the Property except as hereinafter set forth in Section 13 below. In the event that, prior to Closing, the Property, or any part thereof, is destroyed or materially damaged, or if condemnation proceedings are commenced or threatened against the Property, Purchaser shall have the right, exercisable by giving notice of such decision to Seller within twenty (20) days after receiving written notice of such damage, destruction or condemnation proceedings or threat thereof, to terminate this Agreement, in which case, Seller shall cause the return to Purchaser of the Deposit (to the extent made) and all interest earned thereon, and neither Purchaser nor Seller shall have any further liability or obligation to each other. For purposes of this Agreement, material damage shall mean any damage or loss which would (a) cost in excess of Fifty Thousand Dollars ($50,000.00) to repair or restore, as determined in good faith by Seller and Purchaser, (b) require more than thirty (30) days to repair or restore, as determined in good faith by Seller and Purchaser, or (c) reduce the total square footage of the Property by more than ten percent (10%). If Purchaser elects to accept the Property in its then condition, all proceeds of insurance or condemnation awards paid or payable to Seller by reason of such damage, destruction or condemnation shall be paid or assigned to Purchaser and the Purchase Price shall be reduced by an amount equal to the deductible under Seller's insurance policy. In the event of non-material damage to the Property, which damage Seller is unwilling to repair or replace, Purchaser shall have the right, exercisable by giving notice within twenty (20) days after receiving written notice of such damage, either (i) to terminate this Agreement as hereinabove provided in this Section 12, or (ii) to accept the Property in its then condition and proceed with the purchase, in which case Purchaser shall be entitled to a reduction of the Purchase Price to the extent of the cost of repairing or replacing such damage, as determined by a licensed general contractor selected by Seller and reasonably acceptable to Purchaser. Such reduction shall, in no case, exceed $50,000.00. For purposes of any repairs or replacements of non-material damage under this
Section 12, the Closing Date may be extended, at Purchaser's or Seller's election, for a reasonable time to allow such repairs or replacements to be made, which time period shall not exceed ninety (90) days.

         13. Purchaser's Consent to New Contracts Affecting the Property; Seller's Cooperation. Seller shall not, after the Agreement Date, do any of the following without first involving Purchaser therein and obtaining Purchaser's written consent thereto: (a) enter into any lease, amendment of lease, contract or agreement; or (b) enter into any contract or agreement pertaining to the Property which would survive the Closing or create any lien or obligation on the Property that could survive the Closing; or (c) modify any contract or agreement pertaining to the Property or waive any rights of Seller thereunder, without in each case obtaining Purchaser's prior written consent thereto; or (d) market the Property or any portion thereof to any potential purchaser, joint venture partner, lender or tenant. Notwithstanding the foregoing, Seller may accept "back-up" offers for purchase of the Property. Seller shall fully cooperate with Purchaser in its acquisition of the Property, including, but not limited to, promptly delivering to Purchaser a list of all potential tenants and their representatives and telephone numbers, and if requested to do so by Purchaser, making introductions to such representatives, allowing Purchaser to tour prospective tenants through the Property, allowing Purchaser to directly negotiate with any and all prospective tenants, subtenants and potential tenants, and executing any and all reasonably necessary documents as requested by Purchaser. Purchaser shall have the right to disclose to all interested parties the existence of this Agreement.

         14. Limited Liability. Seller on behalf of itself and its directors, officers and representatives hereby agrees that in no event or circumstance shall Purchaser, any of its directors, officers, representatives, agents or employees, any partners of Purchaser, or any representatives, agents, employees or partners of the partners of Purchaser have any personal liability under this Agreement, or to any of Seller's creditors, or to any other party in connection with the Property.

         15. Miscellaneous.

                  15.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by U.S. mail, registered or certified, return receipt requested, postage prepaid, or by overnight delivery service showing receipt of delivery, or by personal delivery, or by facsimile transmission. If to Purchaser, notices shall be sent to:

                           Legacy Partners Commercial, Inc.
                           30 Executive Park, Suite 100
                           Irvine, California  92614
                           Attention: Mr. Rich Simons

                           Facsimile No.:  949-261-1182
         and
                           Legacy Partners Commercial, Inc.
                           101 Lincoln Centre Drive, Fourth Floor
                           Foster City, California  94404
                           Attention:  Ms. Darleen Fraser
                           Facsimile No.:  650-672-9527

         with a copy to:

                           Real Estate Law Group, LLP
                           2330 Marinship Way, Suite 211
                           Sausalito, California  94965
                           Attention: Jeffrey D. Ebstein, Esquire
                           Facsimile No.:  415-331-7272

and if to Seller:

                           Phase Metrics, Inc.
                           10260 Sorrento Valley Road
                           San Diego, California  92121
                           Attention: Mr. Richard G. Vincent, Treasurer Facsimile No.: 619-646-4990

         with a copy to:

                           Thomas & Simondi
                           4685 MacArthur Court, Suite 450
                           Newport Beach, California  92660
                           Attention:  Michael Simondi, Esquire
                           Facsimile No.:  949-476-2477

Notices as aforesaid shall be effective upon the earlier of actual receipt, or twenty-four (24) hours after deposit with the messenger or delivery service, or the next business day after delivery to an overnight delivery service, or within three (3) days after the deposit in the U.S. mail, or upon confirmation of transmission by facsimile.

                  15.2 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Without being relieved of any liability under this Agreement, Purchaser reserves the right to take title to the Property in a name or nominee other than Purchaser. Purchaser may assign its rights and delegate its obligations under this Agreement without Seller's consent thereto provided Purchaser delivers to Seller prior written notice thereof.

                  15.3 Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Purchaser.

                  15.4 Continuation and Survival of Representations and Warranties. All representations and warranties by Seller contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and shall survive the execution and delivery of this Agreement and the delivery of the Grant Deed and transfer of title to all of the Property. All statements contained in any certificate or other instrument delivered at any time by or on behalf of Seller in connection with the transaction contemplated hereby shall constitute representations and warranties hereunder.

                  15.5 Entire Agreement. This Agreement constitutes the entire understanding of the parties and all prior agreements, representations, and understandings between the parties, whether oral or written, are deemed null and void, all of the foregoing having been merged into this Agreement. The parties acknowledge that each party and/or its counsel have reviewed and revised this Agreement and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Agreement or any amendments or exhibits to this Agreement or any document executed and delivered by either party in connection with this Agreement.

                  15.6 Enforceability. If for any reason, any provision of this Agreement shall be held to be unenforceable, it shall not affect the validity or enforceability of any other provision of this Agreement and to the extent any provision of this Agreement is not determined to be unenforceable, such provision, or portion thereof, shall be, and remain, in full force and effect.

                  15.7 Counterparts. This Agreement may be executed in counterparts. All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.

                  15.8 Dispute Costs. In the event any dispute between the parties with respect to this Agreement results in litigation or other proceedings, the prevailing party shall be reimbursed by the party not prevailing in such proceeding for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

                  15.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  15.10 Time of the Essence; Business Days; and Force Majeure. Time is of the essence of this Agreement. Unless the context otherwise requires, all periods terminating on a given day, period of days, or date shall terminate at 5:00 p.m. (Pacific Time) on such date or dates and references to "days" shall refer to calendar days except if such references are to "business days" which shall refer to days which are not a Saturday, Sunday or legal holiday. Notwithstanding the foregoing, if any period terminates on a Saturday, Sunday or legal holiday, under the laws of the State of California, the termination of such period shall be on the next succeeding business day. The time in which any act provided under this Agreement is to be done, shall be computed by excluding the first day and including the last day, unless the last day is a Saturday, Sunday or legal holiday under the laws of the State of California, and then it is also so excluded. Notwithstanding anything to the contrary contained herein, the time in which any act provided under this Agreement is to be done shall be extended commensurately by the period of time that the party charged with performing such act is prevented from doing so due to any event or occurrence considered to be of a force majeure nature, including without limitation, inclement weather, earthquakes, riots, strikes, boycotts, moratoriums, and any government closures.

         16. Agreement Date. The parties hereby covenant and agree that the "Agreement Date" shall be the date on which the Escrow Holder confirms in writing to both Seller and Purchaser that the Escrow Holder has actually received from both parties three (3) signed and initialled original counterparts of this Agreement and the Escrow Holder is in a position to release to each of the parties a fully executed original of this Agreement signed and initialled in counterparts. The Escrow Holder shall insert such date in each original counterpart of this Agreement on Page 1 hereof.

         17. No Successor Liability. Seller agrees that, except for the Seller Lease and the Approved Contracts, Purchaser shall have no liability whatsoever as a successor in interest for any contracts or agreements entered into by Seller in connection with its ownership or operation of the Property or the use, occupancy or construction of the improvements located thereon; and Seller shall fully perform all of its commitments and obligations under any such contracts and agreements and shall indemnify and defend Purchaser against (by counsel reasonably acceptable to Purchaser) and hold Purchaser and its partners and members harmless from any and all losses, costs, damages, liabilities and expenses, including without limitation, reasonable attorneys' and experts' fees and costs with respect to such contracts and agreements referenced herein.

         18. Seller's Conditions. Seller's obligation to consummate this purchase and sale shall be subject to the following conditions: (i) on or before the expiration of the Conditions Period, Purchaser and Seller shall have agreed upon all of the terms and conditions of the Seller Lease and (ii) Purchaser shall not be in default of any material term, covenant or condition contained in this Agreement.

         19. Purchaser's Covenants, Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property to Purchaser, Purchaser makes the following covenants, representations and warranties, each of which is material and is being relied upon by Seller:

                  19.1 Authority. Purchaser has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Purchaser is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth in this Agreement.

                  19.2 Disclaimer of Representations and Warranties by Seller. Notwithstanding anything contained herein to the contrary, except with respect to the representations and warranties of Seller set forth in Section 10, it is understood and agreed that Seller has not made and is not now making, and Seller specifically disclaims, any other warranties, representations or guaranties of any kind or character, express or implied, oral or written, past, present or future, with respect to the Property, including, but not limited to, warranties, representations or guaranties as to (A) matters of title, (B) environmental matters relating to the Property or any portion thereof, (C) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water and earthquake faults and the resulting damage of past and/or future earthquakes, (D) whether, and to the extent to which, the Property or any portion thereof is affected by any stream (surface or underground), body of water, flood prone area, flood plain, floodway or special flood hazard, (E) drainage, (F) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (G) zoning to which the Property or any portion thereof may be subject, (H) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (I) usages of adjoining property, (J) access to the Property or any portion thereof, (K) the value, compliance with the plans and specifications, size, location, age, use, design, quality, description, suitability, structural integrity, operation, title to, or physical or financial condition of the Property or any portion thereof, (L) any income, expenses or charges on or affecting or pertaining to the Property or any part thereof, (M) the presence of Hazardous Materials in or on, under or in the vicinity of the Property, (N) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire or zoning ordinances, codes or other similar laws (including, but not limited to, Title III of the Americans With Disabilities Act (42 U.S.C.A. Sections 12101 et seq.), and federal, state or common-law based actions and any private right of action under state and federal law to which the Property is or may be subject, including, but not limited to, CERCLA (42 U.S.C.A. Sections 9601 et seq.) and RCRA (42 U.S.C.A. Sections 6901 et seq.)), (O) the existence or non-existence of underground storage tanks, (P) any other matters affecting the stability or integrity of the Property, (Q) the potential for further development of the Property, (R) the existence of vested land use, zoning or building entitlements affecting the Property, (S) the merchantability of the Property or fitness of the Property for any particular purpose (Purchaser affirming that Purchaser has not relied on Seller's skill or judgment to select or furnish the Property for any particular purpose, and that Seller makes no warranty that the Property is fit for any particular purpose),
(T) tax consequences, (U) the content or accuracy of any report, study opinion or conclusion of any soils, environmental or other engineer or other person or entity who has examined the Property or any aspect thereof, (V) the content or accuracy of any information released to Purchaser by an engineer or planner in connection with the development of the Property or (W) except as set forth in
Section 10.3 or otherwise in this Agreement, the content or accuracy of the documents, materials and any other information given to Purchaser by Seller with respect to the Property. The terms and conditions of this Paragraph 19.2 shall expressly survive the Close of Escrow and shall not be merged with the Grant Deed.

                  19.3 Sale "AS-IS." Except with respect to the representations and warranties of Seller set forth in Section 10, Purchaser has not relied upon and will not rely upon, either directly or indirectly, any representation or warranty of Seller or any of its respective agents and acknowledges that no such representations have been made. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that it is relying solely on its own expertise and that of Purchaser's consultants in purchasing the Property. Purchaser is, or as of the expiration of the Conditions Period shall be, familiar with the Property. Purchaser is relying solely upon, and as of the expiration of the Conditions Period will have conducted, its own, independent inspection, investigation and analysis of the

Property as it deems necessary or appropriate in so acquiring the Property from Seller, including, without limitation, an analysis of any and all matters concerning the condition of the Property and its suitability for Purchaser's intended purposes, and a review of all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relative to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property. Purchaser acknowledges and agrees that upon Closing, Seller shall sell and convey to Purchaser and Purchaser shall accept the Property "as is, where is," with all faults. Seller is not liable or bound in any manner by any oral or written statements, representations, or information pertaining to the Property furnished by any real estate broker, agent, employee, servant or other person, unless the same are specifically set forth or referred to herein. The terms and conditions of this Section 19.3 shall expressly survive the Closing and shall not be merged with the Grant Deed. Purchaser has fully reviewed the disclaimers and waivers set forth in this Agreement with its counsel and understands the significance and effect thereof. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth in this Agreement are an integral part of this Agreement and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without this disclaimer and other agreements set forth in this Agreement.


         IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the Agreement Date.

SELLER:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________
Its:     ______________________________


By:      _______________________________
Its:     _______________________________



PURCHASER:

LEGACY PARTNERS COMMERCIAL INC.,
a Texas corporation


By:      ______________________________
Its:     ______________________________

EXHIBIT A TO PURCHASE AND SALE AGREEMENT

LEGAL DESCRIPTION OF THE LAND

EXHIBIT B TO PURCHASE AND SALE AGREEMENT

ASSIGNMENT AND ASSUMPTION OF CONTRACTS, WARRANTIES AND PERMITS



         This Assignment and Assumption of Contracts, Warranties and Permits (the "Assignment") is made and entered into as of this ____ day of ________, 1998 ("Assignment Date"), by and between Phase Metrics, Inc., a Delaware corporation ("Assignor"), and _______________________________, a
____________________ ("Assignee"), with reference to the following facts.

RECITALS

         A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement made and entered into as of ___________, 1998 (the "Purchase Agreement") pursuant to which Assignor agreed to sell to Assignee, and Assignee agreed to purchase from Assignor that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road, in the City of San Diego, State of California, consisting of approximately 9.22 acres, as legally described in Exhibit A attached hereto and made a part hereof (the "Land") together with all
(i) improvements and fixtures, including, but not limited to, those three (3) certain office buildings containing approximately 122,172 square feet of building rentable area (collectively, the "Improvements") and (ii) warranties, guaranties, easements, appurtenances, rights and privileges belonging thereto. The Land, the Improvements, and the interests described in (ii) above, are collectively referred to herein as the "Property."

         B. Assignee has acquired fee title to the Property from Assignor on the Assignment Date. Assignor now desires to assign and transfer to Assignee all of Assignor's right, title and interest in, to and under the Contracts, Warranties and Permits, as hereinafter defined.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignment and Assumption. Effective as of the Assignment Date, Assignor hereby grants, transfers, conveys, bargains, assigns and delegates to Assignee all of its right, title, and interest of Assignor in, to and under (i) those contracts, warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of the Land that are set forth in Schedule 1 attached hereto and made a part hereof (collectively, the "Warranties"); (ii) all intangible property now owned by Assignor in connection with any portion of the Property, including without limitation, all governmental permits, approvals and licenses (to the extent assignable) (collectively, the "Permits"); and (iii) those agreements, utility contracts, service contracts, maintenance contracts, operating contracts and other rights relating to the ownership, use or operation of the Property that are set forth in Schedule 2 attached hereto and made a part hereof (collectively, the "Contracts"). Assignee hereby accepts such assignment and delegation by Assignor and agrees to assume all the obligations of Assignor under the Warranties, Permits and Contracts first accruing on or after the Assignment Date. Assignee's assumption hereunder shall be effective only with respect to the obligations of Assignor accruing from and after the Assignment Date, and Assignee is not assuming any liability or obligation of Assignor relating to or arising from Assignor's performance of, or failure to perform, any of Assignor's obligations under the Warranties, Permits or Contracts arising or accruing prior to the Assignment Date.

         2. Warranties. Assignor does hereby covenant with Assignee, and represents and warrants to Assignee, that Assignor has the right to transfer and bargain each of the Warranties, Permits and Contracts to Assignee (to the extent the terms of any of the Contracts do not limit or restrict such right). Assignor further warrants that Assignor has received no written notice that any of the Warranties, Permits and/or Contracts are not in full force and effect (except as the same may have expired in accordance with their respective terms) or that there exist any defaults thereunder, or that any acts or events which, with the passage of time or the giving of notice or both, could become defaults thereunder, on the part of any party thereto.

         3. Attorneys' Fees. If Assignor or Assignee bring any action against the other for the enforcement or interpretation of this Assignment, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs.

         4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall taken together be deemed one document.

         5. Survival. This Assignment and Assignor's foregoing representations, covenants and warranties shall survive the Closing (as such term is defined in the Purchase Agreement) and shall run to the benefit of Assignee and Assignee's successors and assigns.

         6. Indemnification by Assignor. Assignor agrees to protect, defend and indemnify Assignee from and against any and all claims, damages, liabilities, judgments, demands, costs and expenses, including without limitation, reasonable attorneys' fees and costs under the Warranties, Permits and Contracts arising or accruing prior to the Assignment Date.

         7. Indemnification by Assignee. Assignee agrees to protect, defend and indemnify Assignor from and against any and all claims, damages, liabilities, judgments, demands, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, under the Warranties, Permits and Contracts which arise and accrue on or after the Assignment Date in connection with the obligations assumed by Assignee hereunder.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Assignment Date.

ASSIGNOR:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________
Its:     ______________________________


By:      _______________________________
Its:     _______________________________


ASSIGNEE:

_____________________________________,
a ___________________________________



By:      ______________________________
Its:     ______________________________

By:      _______________________________
Its:     _______________________________

EXHIBIT C TO PURCHASE AND SALE AGREEMENT

GRANT DEED



Recording Requested by and
When Recorded Mail to,
and Mail Tax Statements to:

Legacy Partners Commercial, Inc.
101 Lincoln Centre Drive, Fourth Floor
Foster City, California  94404
Attn: Ms. Darleen B. Fraser


         Space Above This Line for Recorder's Use


         GRANT DEED

         The undersigned Grantor declared that Documentary Transfer Tax is not part of the public records.

         For valuable consideration, receipt of which is acknowledged, Phase Metrics, Inc., a Delaware corporation ("Grantor"), hereby grants to _________________________________ ("Grantee"), that certain real property located in the City of San Diego, State of California, consisting of approximately ____ acres, as legally described in Exhibit A attached hereto and made a part hereof, and referred to as Assessor's Parcel Numbers ________________ (collectively, the "Property") together with all of Grantor's right title and interest in and to all improvements located thereon and all easements, appurtenances, rights and privileges of Grantor appertaining to the Property and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements.


         IN WITNESS WHEREOF, Grantor has caused its duly authorized representative to execute this instrument as of the date hereinafter written.

DATED:______________, 1998


GRANTOR:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________
Its:     ______________________________


By:      _______________________________
Its:     _______________________________

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into to be effective as of the 16th day of November, 1998, by and between Phase Metrics, Inc., a Delaware corporation ("Seller"), and Legacy Partners Commercial, Inc., a Texas corporation ("Purchaser"), with reference to the following facts.

                                    RECITALS

         A. Purchaser and Seller have entered into that certain Purchase and Sale Agreement, dated as of October 16, 1998 (the "Purchase Agreement"), pursuant to which Seller has agreed to sell and Purchaser has agreed to purchase that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road, San Diego, California, as more particularly described in Exhibit A to the Purchase Agreement, on all of the terms and conditions set forth therein.

         B. Purchaser and Seller desire to amend the Purchase Agreement on each and all of the terms, provisions and conditions contained herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Purchase Agreement.

         2. Recitals. Seller and Purchaser hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Amendment.

         3. Modifications to Purchase Agreement. The parties agree that from and after the date of this Amendment the Purchase Agreement shall be modified as follows:

                  3.1 Extension of Conditions Period. The Conditions Period, as defined in Section 4.1 of the Purchase Agreement, shall be extended to expire at 5:00 p.m. on November 25, 1998. Any and all differing dates or time periods and references to the Conditions Period in the Purchase Agreement are hereby deleted or modified accordingly. In addition, Purchaser (i) hereby waives the Pre-Closing Condition set forth in Section 4.1.1 of the Purchase Agreement, except Purchaser does not waive exception number 13 identified in the Title Company's Preliminary Report dated September 29, 1998 at 7:30 a.m., Order No. 98196286, (ii) hereby waives, with respect to the ALTA Survey only, the Pre-Closing Condition set forth in Section 4.1.6 of the Purchase Agreement and
(iii) has previously given Seller timely written notice of those Contracts which constitute Disapproved Contracts. With respect to the Disapproved Contracts, namely the Food Service Agreement ("Food Service Agreement") between Seller and Guckenheimer Enterprises, Inc. and the various contracts and equipment leases (collectively, "ADT Agreements") between Seller and ADT Security Systems, Seller
(a) shall terminate all of the ADT Agreements as of Closing and Purchaser shall assume no liability or responsibility therefor and (b) shall (i), upon Closing, give Guckenheimer Enterprises, Inc. written notice that the Food Service Agreement shall be terminated effective sixty (60) days after Closing and (ii) after Closing, continue to pay to Guckenheimer Enterprises, Inc. any and all amounts due and payable to Guckenheimer Enterprises, Inc. as and when due and Purchaser shall have no liability or responsibility therefor or for any duties or obligations of Seller under the Food Service Agreement and (c) reaffirms Seller's indemnification obligations set forth in Section 17 of the Purchase Agreement. Purchaser acknowledges and agrees that no monies of any kind shall be paid to Purchaser by or for Guckenheimer Enterprises, Inc. during the period commencing upon closing and expiring sixty (60) days thereafter.

                  3.2 Extension of Closing Date. The Closing Date, as defined in
Section 5.2 of the Purchase Agreement, shall be extended to be the date which is on or before December 8, 1998. Any and all differing dates or time periods and references to same in the Purchase Agreement are hereby deleted or modified accordingly.

         4. Reaffirmation of Purchase Agreement. Purchaser and Seller hereby acknowledge and agree that the Purchase Agreement, as modified by this Amendment, is hereby reaffirmed, ratified and confirmed in its entirety. Except as modified by this Amendment, the terms and provisions of the Purchase Agreement shall remain unchanged. If there is any conflict between the terms and provisions of the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control and prevail.

         5. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of California.

         6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one Amendment. Seller and Purchaser agree that the delivery of an executed copy of this Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered. Facsimile signatures shall be binding upon the parties hereto.

         7. Warranty of Authority. The signatories hereto represent that they have full and complete authority to bind their respective parties to this Amendment and that no other consent is necessary or required in order for the signatories to execute this Amendment on behalf of their respective parties.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date first above written.

SELLER:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________________
Its:     ______________________________________

By:      ______________________________________
Its:     ______________________________________



PURCHASER:

LEGACY PARTNERS COMMERCIAL, INC.,
a Texas corporation


By:______________________________________
Its: ______________________________________

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into to be effective as of the 30th day of November, 1998, by and between Phase Metrics, Inc., a Delaware corporation ("Seller"), and Legacy Partners Commercial, Inc., a Texas corporation ("Purchaser"), with reference to the following facts.

                                    RECITALS

         A. Purchaser and Seller have entered into that certain Purchase and Sale Agreement, dated as of October 16, 1998 and that certain First Amendment to Purchase and Sale Agreement dated as of November 16, 1998 (collectively, the "Purchase Agreement"), pursuant to which Seller has agreed to sell and Purchaser has agreed to purchase that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road, San Diego, California, as more particularly described in Exhibit A to the Purchase Agreement, on all of the terms and conditions set forth therein.

         B. Purchaser and Seller desire to amend the Purchase Agreement on each and all of the terms, provisions and conditions contained herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Purchase Agreement.

         2. Recitals. Seller and Purchaser hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Amendment.

         3. Modifications to Purchase Agreement. The parties agree that from and after the date of this Amendment the Purchase Agreement shall be modified as follows: the Conditions Period, as defined in Section 4.1 of the Purchase Agreement, shall be extended to expire at 5:00 p.m. on December 2, 1998. Any and all differing dates or time periods and references to the Conditions Period in the Purchase Agreement are hereby deleted or modified accordingly.


         4. Reaffirmation of Purchase Agreement. Purchaser and Seller hereby acknowledge and agree that the Purchase Agreement, as modified by this Amendment, is hereby reaffirmed, ratified and confirmed in its entirety. Except as modified by this Amendment, the terms and provisions of the Purchase Agreement shall remain unchanged. If there is any conflict between the terms and provisions of the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control and prevail.

         5. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of California.

         6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one Amendment. Seller and Purchaser agree that the delivery of an executed copy of this Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered. Facsimile signatures shall be binding upon the parties hereto.

         7. Warranty of Authority. The signatories hereto represent that they have full and complete authority to bind their respective parties to this Amendment and that no other consent is necessary or required in order for the signatories to execute this Amendment on behalf of their respective parties.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date first above written.

SELLER:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________________
Its:     ______________________________________

By:      ______________________________________
Its:     ______________________________________



PURCHASER:

LEGACY PARTNERS COMMERCIAL, INC.,
a Texas corporation


By:______________________________________
Its: ______________________________________

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into to be effective as of the 4th day of December, 1998, by and between Phase Metrics, Inc., a Delaware corporation ("Seller"), and Legacy Partners Commercial, Inc., a Texas corporation ("Purchaser"), with reference to the following facts.

                                    RECITALS

         A. Purchaser and Seller have entered into that certain Purchase and Sale Agreement, dated as of October 16, 1998 ("Original Agreement"), that certain First Amendment to Purchase and Sale Agreement dated as of November 16, 1998 ("First Amendment") and that certain Second Amendment dated as of November 30, 1998 ("Second Amendment") (the Original Agreement, First Amendment and Second Amendment are collectively, the "Purchase Agreement"), pursuant to which Seller has agreed to sell and Purchaser has agreed to purchase that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road, San Diego, California, as more particularly described in Exhibit A to the Original Agreement, on all of the terms and conditions set forth therein.

         B. Purchaser and Seller desire to amend the Purchase Agreement on each and all of the terms, provisions and conditions contained herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Purchase Agreement.

         2. Recitals. Seller and Purchaser hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Amendment.

         3. Modifications to Purchase Agreement. The parties agree that from and after the date of this Amendment the Purchase Agreement shall be modified as follows:

                  3.1 Purchase Price. The Purchase Price for the Property shall be reduced to Twelve Million Three Hundred Thousand Dollars ($12,300,000.00) payable in cash at Closing, adjusted for prorations in accordance with the provisions of Section 7 of the Original Agreement.

                  3.2 Closing Condition. Section 4.1.10 of the Original Agreement shall be deleted and the following shall be added as Section 4.2.6:

                  Purchaser and Seller shall have agreed upon all of the terms and conditions of a lease for approximately 38,000 to 43,000 square feet at 10260 and 10220 Sorrento Valley Road of the Property ("Seller Lease"). Purchaser and Seller covenant and agree to use diligent efforts and to negotiate in good faith to agree upon the final form of Seller Lease on or before the Closing Date.

                  3.3 Extension of Closing Date. The Closing Date, as defined in
Section 5.2 of the Original Agreement, shall be extended to be the date which is on or before December 15, 1998. Any and all differing dates or time periods and references to same in the Purchase Agreement are hereby deleted or modified accordingly.

                  3.4 Pre-Closing Conditions. Purchaser hereby waives all Pre-Closing Conditions except as set forth in Section 3.1 of the First Amendment with respect to (i) exception 13 of the Title Report and (ii) Seller's obligations with respect to the Disapproved Contracts.

         4. Reaffirmation of Purchase Agreement. Purchaser and Seller hereby acknowledge and agree that the Purchase Agreement, as modified by this Amendment, is hereby reaffirmed, ratified and confirmed in its entirety. Except as modified by this Amendment, the terms and provisions of the Purchase Agreement shall remain unchanged. If there is any conflict between the terms and provisions of the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control and prevail.

         5. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of California.

         6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one Amendment. Seller and Purchaser agree that the delivery of an executed copy of this Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered. Facsimile signatures shall be binding upon the parties hereto.

         7. Warranty of Authority. The signatories hereto represent that they have full and complete authority to bind their respective parties to this Amendment and that no other consent is necessary or required in order for the signatories to execute this Amendment on behalf of their respective parties.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date first above written.

SELLER:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________________
Its:     ______________________________________

By:      ______________________________________
Its:     ______________________________________



PURCHASER:

LEGACY PARTNERS COMMERCIAL, INC.,
a Texas corporation


By:______________________________________
Its: ______________________________________

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into to be effective as of the 16th day of December, 1998, by and between Phase Metrics, Inc., a Delaware corporation ("Seller"), and Legacy Partners Commercial, Inc., a Texas corporation ("Purchaser"), with reference to the following facts.

RECITALS

         A. Purchaser and Seller entered into that certain Purchase and Sale Agreement, dated as of October 16, 1998 ("Original Agreement"), that certain First Amendment to Purchase and Sale Agreement dated as of November 16, 1998 ("First Amendment"), that certain Second Amendment to Purchase and Sale Agreement dated as of November 30, 1998 ("Second Amendment") and that certain Third Amendment to Purchase and Sale Agreement dated as of December 4, 1998 ("Third Amendment") (the Original Agreement, First Amendment, Second Amendment and Third Amendment are collectively, the "Purchase Agreement"), pursuant to which Seller agreed to sell and Purchaser agreed to purchase that certain improved real property located at 10220, 10240 and 10260 Sorrento Valley Road, San Diego, California, as more particularly described in Exhibit A to the Original Agreement, on all of the terms and conditions set forth therein.

         B. Purchaser and Seller desire to amend the Purchase Agreement on each and all of the terms, provisions and conditions contained herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Purchase Agreement.

         2. Recitals. Seller and Purchaser hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Amendment.

         3. Modifications to Purchase Agreement. The parties agree that from and after the date of this Amendment the Purchase Agreement shall be modified as follows:

                  3.1 Deposit. The Deposit shall be released from the Escrow Account to Seller promptly upon execution of this Amendment by Seller and Purchaser, and this Amendment shall constitute escrow instructions to Title Company to release the Deposit to Seller upon receipt of this Amendment so executed. Notwithstanding the release of the Deposit to Seller, the Deposit remains subject to all of the terms and conditions of the Purchase Agreement, including without limitation, Section 4.3 of the Original Agreement.

                  3.2 Extension of Closing Date. The Closing Date, as defined in
Section 5.2 of the Original Agreement, shall be extended to be the date which is on or before December 31, 1998; provided, Purchaser agrees to use all commercially reasonable efforts to close the purchase and sale contemplated by the Purchase Agreement at the earliest date possible. Any and all differing dates or time periods and references to same in the Purchase Agreement are hereby deleted or modified accordingly.

                  3.3 Closing Condition. The following Closing Condition shall be added as Section 4.2.7 to the Original Agreement:

            Electrical Systems. Purchaser and Seller shall have agreed upon Seller's duties and obligations with respect to the repair, replacement and/or redesign of the Property's electrical systems. In the event Purchaser and Seller shall not have agreed upon such duties and obligations of Seller prior to Closing, Purchaser and Seller shall holdback from the Purchase Price and the proceeds to which Seller would otherwise be entitled, in an escrow account at Title Company, an amount equal to One Hundred Thousand Dollars ($100,000.00) ("Work Deposit"). The Work Deposit shall be used solely for purposes of reimbursing Purchaser for costs incurred by Purchaser in connection with the Work (defined below). The Work Deposit shall be invested by Title Company in an interest bearing money market account at a federally insured institution designated by Purchaser. Interest on such Work Deposit shall accrue for the benefit of Purchaser. Purchaser shall submit written requests to Seller and Title Company for disbursement of all or portions of the Work Deposit, together with copies of invoices evidencing such costs, for payment of costs incurred in connection with the Work (defined below). Seller shall have the right to review and approve all such disbursement requests, which approval shall (a) not be unreasonably withheld, delayed or conditioned and (b) be deemed given in the event Seller shall not respond in writing to Purchaser's request within five (5) business days of Purchaser's written request to Seller for approval. If all of the Work is completed and all of the Work Deposit has not been expended, Seller shall be entitled to the balance of any portion of the Work Deposit (excluding interest thereon) not expended by Purchaser. Any costs incurred by Purchaser and Seller in connection with this escrow shall be paid by Seller and not be deducted from the Work Deposit. "Work" means any repair, replacement and/or redesign of the electrical systems of the Property in order to remedy the defects and/or deficiencies in such electrical systems described in that certain summary attached hereto as Exhibit A and incorporated herein by this reference. In no event shall Seller's liability for such Work exceed One Hundred Thousand Dollars ($100,000.00).

                  3.4 Bill of Sale. In consideration of payment to Seller of the Purchase Price, Seller agrees to sell and Purchaser agrees to purchase all of that certain Personal Property described on Schedule 1 of, and as such term is defined in, Exhibit B attached to this Amendment, which Exhibit B is incorporated herein by this reference. The Bill of Sale shall constitute a document to be executed by Seller and delivered to Purchaser at Closing, as set forth in Section 5.4 of the Original Agreement.

         4. Reaffirmation of Purchase Agreement. Purchaser and Seller hereby acknowledge and agree that the Purchase Agreement, as modified by this Amendment, is hereby reaffirmed, ratified and confirmed in its entirety. Except as modified by this Amendment, the terms and provisions of the Purchase Agreement shall remain unchanged. If there is any conflict between the terms and provisions of the Purchase Agreement and this Amendment, the terms and provisions of this Amendment shall control and prevail.

         5. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of California.

         6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one Amendment. Seller and Purchaser agree that the delivery of an executed copy of this Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Amendment had been delivered. Facsimile signatures shall be binding upon the parties hereto.

         7. Warranty of Authority. The signatories hereto represent that they have full and complete authority to bind their respective parties to this Amendment and that no other consent is necessary or required in order for the signatories to execute this Amendment on behalf of their respective parties.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date first above written.

SELLER:

PHASE METRICS, INC.,
a Delaware corporation


By:      ______________________________________
Its:     ______________________________________

By:      ______________________________________
Its:     ______________________________________



PURCHASER:

LEGACY PARTNERS COMMERCIAL, INC.,
a Texas Corporation

By: _______________________________________
    Its: ____________________________________